Exhibit 10.40

                          AMERICAN BANKNOTE CORPORATION
                       EQUITY AND CASH IMPROVEMENT PROGRAM


COMPENSATION PHILOSOPHY - THE EXECUTIVE COMPENSATION PROGRAM FOR ABN AND ITS OPERATING SUBSIDIARIES IS BASED ON THE BELIEF THAT THE INTERESTS OF EXECUTIVES SHOULD BE CLOSELY ALIGNED WITH THOSE OF ABN'S STAKEHOLDERS.

PURPOSE - THE COMPANY'S BOARD OF DIRECTORS HAS ESTABLISHED THREE PRIORITIES, FOLLOWING THE COMPANY'S REORGANIZATION: (1) OPERATING, MAINTAINING AND MAXIMIZING RETURNS FROM THE COMPANY'S EXISTING BUSINESS UNITS; (2) GENERATING SUBSTANTIAL CASH, FOR THE PURPOSE OF REDUCING THE PRINCIPAL AMOUNT OF ITS PUBLIC AND SUBSIDIARY-LEVEL INDEBTEDNESS; AND (3) REALIZING LONG-TERM VALUE FOR ALL STAKEHOLDERS THROUGH STRATEGIC TRANSACTIONS THAT DO NOT REQUIRE SIGNIFICANT CASH INVESTMENT.

THE COMPANY'S STANDARD ANNUAL EXECUTIVE BONUS PLAN REWARDS EXECUTIVE MANAGEMENT FOR THE ACCOMPLISHMENT OF THE FIRST OF THESE GOALS, BY LINKING BONUSES TO THE ACHIEVEMENT OF SPECIFIED EBITDA TARGETS. THE EQUITY AND CASH IMPROVEMENT PROGRAM, ("ECIP") IS DESIGNED BOTH TO REWARD SENIOR MANAGEMENT FOR ACCOMPLISHING FAVORABLE ASSET SALES, REFINANCING OR LOW-CASH ACQUISITIONS (THUS CREATING STRONG INCENTIVES TO ACCOMPLISH THE SECOND AND THIRD STATED POLICY OBJECTIVES), AND TO REWARD INDIVIDUAL NON-EXECUTIVE CONSULTANTS WHO ARE NOT INVOLVED IN DAY-TO-DAY MANAGEMENT, BUT WHO HAVE BEEN ASKED TO ASSIST IN MEETING THE SECOND AND THIRD POLICY OBJECTIVES.

UPON ACCOMPLISHING ONE OR MORE OF THE TRANSACTIONS OR EVENTS DESCRIBED BELOW, THE COMPANY SHALL ESTABLISH A BONUS POOL, CALCULATED AND DISTRIBUTED AS SET FORTH BELOW.

FOUR CATEGORIES OF TRANSACTION OR EVENT WILL BE ELIGIBLE FOR A ECIP BONUS:

A: ACQUISITIONS, MERGERS OR JOINT VENTURES REQUIRING LITTLE CASH INVESTMENT:

IN ORDER TO CREATE VALUE FOR LITTLE INVESTMENT, A BONUS WILL BE PAID FOR TRANSACTIONS THAT REFLECT SUCH A RESULT ONLY AFTER OBJECTIVELY COMPARING FINANCIAL RESULTS BEFORE AND AFTER THE TRANSACTION.

IN ORDER TO DETERMINE OBJECTIVELY WHETHER AN ACQUISITION OR MERGER HAS REQUIRED LITTLE CASH INVESTMENT RELATIVE TO ITS BENEFIT TO THE COMPANY, AND ACCEPTING THE BOARD OF DIRECTORS DETERMINATION THAT A MAXIMUM PAYBACK TERM OF 2 YEARS IS REQUIRED FOR ANY CAPITAL INVESTMENT, THEN THE COMPANY'S SHARE OF (X) EBITDA GENERATED FOLLOWING SUCH TRANSACTION ("ENDING EBITDA") LESS (Y) 50% OF THE CASH USED TO COMPLETE THE TRANSACTION SHALL BE MEASURED AGAINST (Z) EBITDA PRIOR TO THE TRANSACTION ("STARTING EBITDA"). STARTING EBITDA SHALL BE MEASURED AS EBITDA OF THE COMPANY (OR, IF ACQUIRED THROUGH A SUBSIDIARY, THE ACQUIRING SUBSIDIARY) FOR THE MOST RECENT COMPLETED FISCAL YEAR PRIOR TO THE TRANSACTION, AND ENDING EBITDA SHALL BE MEASURED AS EBITDA OF THE COMPANY FOR THE FIRST COMPLETE FISCAL YEAR FOLLOWING THE TRANSACTION.

THE BONUS POOL ON ACCOUNT OF SUCH TRANSACTION SHALL BE THE AMOUNT WHICH IS EQUAL TO 8% THE SUM OF ENDING EBITDA MINUS STARTING EBITDA MINUS 50% OF THE CASH.

THEREFORE, FOR EXAMPLE, IF $1,000,000 CASH IS USED BY SUBSIDIARY X WITH STARTING EBITDA OF $10,000,000 TO PURCHASE AN ASSET WHICH HAS IMPROVED ENDING EBITDA TO $15,000,000, THE BONUS POOL AMOUNT WOULD BE CALCULATED AS:

                       $15,000,000      ENDING EBITDA
                    -  $10,000,000      STARTING EBITDA
                    -  $   500,000      50% OF THE CASH
                       -------------
                    =  $  4,500,000     SUB-TOTAL
                    X          8%
                       -------------
                    =  $    360,000     BONUS POOL

HOWEVER, USING THE SAME SCENARIO, IF EBITDA WERE TO HAVE IMPROVED BY ONLY $500,000 PER ANNUM (A 2 YEAR RETURN), NO BONUS POOL WOULD BE ESTABLISHED:

                       $10,500,000      ENDING EBITDA
                    -  $10,000,000      STARTING EBITDA
                    -  $   500,000      50% OF THE CASH
                       -------------
                    =  $         0      SUB-TOTAL
                    X          8%
                       -------------
                    =  $         0      BONUS POOL

IN THE EVENT THAT THE COMPANY'S OWNERSHIP INTEREST WERE REDUCED BY THE TRANSACTION, SUCH A REDUCTION WOULD BE REFLECTED AS FOLLOWS (USING THE SAME $15,000,000 ENDING EBITDA OF $10,000,000 AND STARTING EBITDA OF $10,000,000 AS IN THE FIRST EXAMPLE ABOVE AND ASSUMING A REDUCTION FROM AN 60% OWNERSHIP IN THE APPLICABLE SUBSIDIARY TO A 50% OWNERSHIP INTEREST):

                       $ 7,500,000      ENDING EBITDA X 50% OWNERSHIP
                    -  $ 6,000,000      STARTING EBITDA X 60% OWNERSHIP
                    -  $   500,000      50% OF THE CASH
                       -------------
                    =  $  1,000,000     SUB-TOTAL
                    X           8%
                       -------------
                    =  $     80,000    BONUS POOL


B: SALE OF ASSETS OR SUBSIDIARIES

IN ORDER TO CREATE INCENTIVES TO GENERATE CASH, A BONUS POOL WILL BE ESTABLISHED IN AN AMOUNT EQUAL TO 1% OF THE CASH PORTION ONLY OF THE PROCEEDS (BEFORE TAX) OF A SALE (OUTSIDE OF THE NORMAL COURSE OF BUSINESS) OF ONE OR MORE OF THE COMPANY'S OPERATING ASSETS OR OPERATING SUBSIDIARIES, REDUCED BY THE BOOK VALUE OF SUCH ASSET OR SUBSIDIARY AS REFLECTED IN THE COMPANY'S BALANCE SHEET FOR THE MOST RECENT COMPLETED FISCAL YEAR.

THEREFORE, FOR EXAMPLE, IF ALL OF THE COMPANY'S OWNERSHIP INTEREST IN SUBSIDIARY X WERE SOLD FOR $25,000,000 IN CASH AND THE BOOK VALUE OF THAT INTEREST WAS $20,000,000, THE BONUS POOL ESTABLISHED WOULD BE 1% X ($25,000,000 LESS $20,000,000), OR $50,000. IF THE SAME TRANSACTION WERE PAID PARTIALLY IN CASH AND PARTIALLY IN OTHER CONSIDERATION, ONLY THE CASH PROCEEDS WOULD BE ELIGIBLE FOR A BONUS, AND THE BOOK VALUE WOULD BE PRORATED APPROPRIATELY (E.G. IF 40% WERE PAID IN CASH AND 60% PAID IN SECURITIES, THE CALCULATION WOULD BE 1% OF THE CASH PORTION OF THE PURCHASE PRICE, REDUCED BY 40% OF THE BOOK VALUE OF THE ASSET SOLD.

C: EQUITY CREATION BY DEBT BUY-IN

IN ORDER TO CREATE INCENTIVES TO REDUCE EXISTING DEBT BY MORE THAN THE AMOUNT PAID TO BUY IN SUCH DEBT, A BONUS POOL WILL BE ESTABLISHED IN AN AMOUNT EQUAL TO 4% OF ANY AMOUNT BY WHICH THE COMPANY'S OVERALL INDEBTEDNESS IS REDUCED AS A CONSEQUENCE OF BORROWING NEW FUNDS AND USING THE PROCEEDS TO REPURCHASE OR RETIRE PREVIOUSLY ISSUED DEBT AT A DISCOUNT TO PAR VALUE; PROVIDED, HOWEVER, THAT THE INTEREST RATE ON SUCH NEW BORROWING SHALL NOT EXCEED 10 3/8%. FOR EXAMPLE, IF $10,000,000 IS BORROWED AND THE COMPANY USES THE PROCEEDS TO REPURCHASE $12,500,000 FACE AMOUNT OF ITS 10 3/8% SENIOR DEBENTURES, A BONUS POOL CALCULATED AS 4% OF $2,500,000, OR $100,000, WOULD BE ESTABLISHED.

D: EQUITY INVESTMENT

IN ORDER TO CREATE INCENTIVES TO GENERATE NEW EQUITY INVESTMENT IN THE COMPANY, A BONUS POOL WILL BE ESTABLISHED IN AN AMOUNT EQUAL TO 3% OF ANY AMOUNT BY WHICH ANY SUCH INVESTMENT EXCEEDS THE BOOK VALUE OF A CORRESPONDING PERCENTAGE OWNERSHIP AS OF THE CLOSE OF THE MOST RECENT FISCAL YEAR. FOR EXAMPLE, IF THE PRIOR BOOK VALUE FOR 100% OF THE EQUITY WAS $25,000,000 AND $25,000,000 WAS INVESTED IN EXCHANGE FOR 50% OF THE EQUITY OWNERSHIP IN THE COMPANY, THE CALCULATED BONUS WOULD BE AS FOLLOWS:

                        $25,000,000      EQUITY INVESTMENT FOR 50% OWNERSHIP
                     -  $12,500,000      STARTING BOOK VALUE FOR 50% OWNERSHIP
                     =  $12,500,000      SUB-TOTAL
                       -------------
                     X           3%
                       -------------
                     =  $   375,000      BONUS POOL

DISTRIBUTION OF BONUS POOL

DISTRIBUTION OF FUNDS INTO A SEGREGATED ECIP POOL WILL BE MADE ONCE THE BOARD OF DIRECTORS HAS DETERMINED IN GOOD FAITH THAT A TRIGGERING EVENT HAS BEEN COMPLETED AND HAS APPROVED MANAGEMENT'S CALCULATION OF THE AMOUNT TO BE FUNDED. ONCE SO FUNDED, MANAGEMENT SHALL DISTRIBUTE EACH PARTICIPANT'S SHARE OF THE POOL WITHIN 30 DAYS, UNLESS AUTHORIZED BY THE BOARD OF DIRECTORS TO WITHHOLD PAYMENT TO A SPECIFIC PARTICIPANT.

PARTICIPANTS
THE FOLLOWING EXECUTIVE MANAGEMENT OF ABN WILL PARTICIPATE IN THIS PROGRAM BASED UPON THE RESPECTIVE APPROVED PERCENTAGES:

                                             PERCENTAGE
                 EXECUTIVE                   OF EACH POOL

              STEVEN SINGER                     35%
              PATRICK GENTILE                   20%
              PATRICK REDDY                     10%
              C. GERALD GOLDSMITH               10%
              GARY SINGER(1)                    10%
              DIVISIONAL CEO(1)                 15%


NOTWITHSTANDING THE FOREGOING ALLOCATIONS, IN ORDER TO BE ELIGIBLE TO RECEIVE A PAYMENT UNDER THE ECIP, EACH EXECUTIVE SHALL NOT HAVE HAD HIS EMPLOYMENT TERMINATED BY THE COMPANY (OR ITS OPERATING SUBSIDIARIES, IF APPLICABLE) FOR ANY REASON PRIOR TO THE DATE UPON WHICH ANY TRANSACTION OR EVENT HAS BEEN ACKNOWLEDGED BY THE BOARD OF DIRECTORS AND FOR WHICH THE FUNDING OF A BONUS POOL ON ACCOUNT OF SUCH EVENT OR TRANSACTION HAS BEEN APPROVED.

ANY AWARD HEREUNDER SHALL BE REDUCED DOLLAR-FOR-DOLLAR BY THE AMOUNT, IF ANY, THAT ANY EXECUTIVE IS ENTITLED TO RECEIVE ON ACCOUNT OF THE SAME TRANSACTION OR EVENT. THEREFORE, FOR EXAMPLE, IF A BUSINESS UNIT WERE SOLD (ITEM B ABOVE) AND A BONUS WERE EARNED ON SUCH A SALE, NO BONUS WOULD BE PAYABLE PURSUANT TO ITEM C ABOVE, IF THE PROCEEDS OF SUCH SALE WERE USED TO REPURCHASE DEBT AT A DISCOUNT. SIMILARLY, IF A PARTICIPANT IN THE ECIF WERE TO EARN ANY OTHER BONUS ON ACCOUNT OF A GIVEN TRANSACTION (E.G. IF A DIVISIONAL CEO EARNS A BONUS BASED UPON A SALE OF HIS UNIT), THAT PERSON WOULD BE INELIGIBLE TO RECEIVE PROCEEDS OF THE SAME TRANSACTION UNDER THE ECIP.



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(1) At the Chairman's discretion, based upon the operating unit's level of participation in a specific transaction, such allocation may be made to the CEO of an operating division or subsidiary, may be divided among more than one divisional employee, or may be withheld entirely. If a bonus allocation is not awarded to such person(s), either at the Chairman's discretion or as an offset due to any other payment (see discussion, SUPRA.), it shall not be divided among the remaining participants but shall instead be returned to the Company's Treasury.